EXHIBIT 10.03


                     SECOND AMENDMENT TO RIGHTS AGREEMENT

     THIS SECOND AMENDMENT TO RIGHTS AGREEMENT, dated as of May 4, 2003 (the "Amendment"), is between Oak Technology, Inc., a Delaware corporation (the
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"Company"), and EquiServe Trust Company, N.A. (as the successor to BankBoston,
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 N.A.), as Rights Agent (the "Rights Agent").  All capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Rights Agreement.

                               R E C I T A L S

A. The Company and the Rights Agent are parties to a Rights Agreement, dated as of August 19, 1997, as amended on October 15, 2001 (the "Rights
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Agreement");
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B. The Company, Zoran Corporation and Zinc Acquisition Corporation are entering into an Agreement and Plan of Reorganization dated as of the date hereof (the "Reorganization Agreement") which provides for the consummation of the "Merger"
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as defined in the Reorganization Agreement; and

C. Pursuant to Section 27 of the Rights Agreement, the Board of Directors of the Company has determined that an amendment to the Rights Agreement as set forth herein is necessary and desirable to reflect the foregoing and certain other matters, and the Company and the Rights Agent desire to evidence such amendment in writing.

     NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

Section 1.     Amendments to Section 1 of the Rights Agreement.
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(a)     The definition of "Acquiring Person" in Section 1 of the Rights
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Agreement is hereby amended to add the following paragraph at the end thereof:


"Notwithstanding anything in this Agreement to the contrary, neither Zoran Corporation ("Zoran") nor Zinc Acquisition Corporation (the "Merger Sub"), nor
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any of their respective Affiliates, shall be deemed to be an Acquiring Person, either individually or collectively, as a result of the execution, delivery or performance of the Agreement and Plan of Reorganization, dated May 4, 2003, by and among the Company, Zoran and the Merger Sub, as it may be amended or supplemented from time to time (the "Reorganization Agreement"), the public
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announcement thereof, or the consummation of the Merger or the other transactions contemplated by the Reorganization Agreement, including the execution, delivery or performance of the Voting Agreements (as defined in the Reorganization Agreement) and the irrevocable proxies attached hereto, between Zoran and certain stockholders of the Company."

(b)     The definition of "Distribution Date" in Section 1 of the Rights
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Agreement is hereby amended to add the following paragraph at the end thereof:

"Notwithstanding anything in this Agreement to the contrary, neither the execution, delivery or performance of the Reorganization Agreement, the public announcement thereof, or the consummation of the Merger or the other transactions contemplated by the Reorganization Agreement, including the execution, delivery or performance of the Voting Agreements (as defined in the Reorganization Agreement) and the irrevocable proxies attached hereto, between Zoran and certain stockholders of the Company, shall be deemed to cause a Distribution Date, and the Rights shall not detach from the Common Stock or become non-redeemable."

(c) The definition of "Shares Acquisition Date" in Section 1 of the Rights Agreement is hereby amended to add the following paragraph at the end thereof:

"Notwithstanding anything in this Agreement to the contrary, neither the execution, delivery or performance of the Reorganization Agreement, the public announcement thereof, or the consummation of the Merger or the other


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transactions contemplated by the Reorganization Agreement, including the execution, delivery or performance of the Voting Agreements (as defined in the Reorganization Agreement) and the irrevocable proxies attached hereto, between Zoran and certain stockholders of the Company, shall be deemed to cause a Shares Acquisition Date, and the Rights shall not detach from the Common Stock or become non-redeemable."

(d)     The definition of "Triggering Event" in Section 1 of the Rights
                           ----------------
Agreement is hereby amended to add the following paragraph at the end thereof:

"Notwithstanding anything in this Agreement to the contrary, neither the execution, delivery or performance of the Reorganization Agreement, the public announcement thereof, or the consummation of the Merger or the other transactions contemplated by the Reorganization Agreement, including the execution, delivery or performance of the Voting Agreements (as defined in the Reorganization Agreement) and the irrevocable proxies attached hereto, between Zoran and certain stockholders of the Company, shall be deemed to cause a Triggering Event."

(e)     The definition of "Business Day" in Section 1 of the Rights Agreement
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is hereby amended and restated in its entirety as follows:

" "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the Commonwealth of Massachusetts or the state in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close."

     Section 2.     Amendment to Section 21 of the Rights Agreement.  Section
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 21 of the Rights Agreement is hereby amended to add the following new sentence at the end of the first sentence thereof:

"In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to resign automatically on the effective date of such termination; and any required notice will be sent by the Company."

     Section 3.     Amendment to Section 23 of the Rights Agreement.  Section
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23 of the Rights Agreement is hereby amended to add the following at the end thereof:

     "(d)     In addition, notwithstanding anything in this Agreement to the contrary, this Agreement shall terminate and the Rights shall expire at the Effective Time (as defined in the Reorganization Agreement)."

     Section 4.     Amendment to Section 30 of the Rights Agreement.  Section
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30 of the Rights Agreement is hereby amended to add the following at the end thereof:

     "Nothing in this Agreement shall be construed to give any holder of Rights or any other person or corporation any legal or equitable rights, remedy or claim under this Agreement in connection with any transactions contemplated by the Reorganization Agreement."

     Section 5.     New Section 35 of the Rights Agreement.  The Rights
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Agreement is hereby amended to add the following new section following Section
34 of the Rights Agreement:

     "Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest."

     Section 6.     Certification.  This Section 6 shall constitute an
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officer's certificate for purposes of Section 27 of the Rights Agreement, and the Company and the officer signing this Amendment below, on behalf of the Company, (i) hereby certify that to the best of their knowledge this Amendment is in compliance with Section 27 of the Rights Agreement, and (ii) request and direct that the Rights Agent execute and deliver this Amendment, in accordance with Section 27.

     Section 7.     Rights Agreement as Amended.  The term "Agreement", as used
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in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby. Except as expressly amended hereby, the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

     Section 8.     Counterparts. This Amendment may be executed in any number
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of counterparts, and each of such counterparts shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 9.     Governing Law.  This Amendment shall be deemed to be a
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contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

     Section 10.     Descriptive Headings. Descriptive headings of the several
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Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                              OAK TECHNOLOGY, INC.


                              /s/ David Power
                              -----------------------------
                              Name:  David J. Power
                              Title:  VP & General Counsel



                              EQUISERVE TRUST COMPANY, N.A.



                              /s/ T. Haynes
                              -----------------------------
                              Name:  T. Haynes
                              Title:  Managing Director



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